PRINCIPAL FUNDS, INC.
AMENDED AND RESTATED
MANAGEMENT AGREEMENT

      AGREEMENT to be effective November 1, 2015, by and between PRINCIPAL FUNDS, INC., a Maryland corporation
(hereinafter called the "Fund"), on behalf of each series identified on Schedule 1 attached hereto, as may be amended from time to time (each, a "Series"), and PRINCIPAL MANAGEMENT
CORPORATION, an Iowa corporation (hereinafter called the "Manager").

W I T N E S S E T H:

      WHEREAS, The Fund has furnished the Manager with copies properly certified or authenticated of each of the following:

      (a)	Articles of Incorporation of the Fund;

      (b)	Bylaws of the Fund as adopted by the Board of
Directors; and

      (c)	Resolutions of the Board of Directors of the Fund
selecting the Manager as investment adviser for each Series and approving the form of this Agreement with respect to each such Series; and

      WHEREAS, The Fund desires to retain the Manager to provide investment management services to each Series on the terms set forth in this Agreement, and the Manager is willing to provide such investment management services to each Series on the terms set forth in this Agreement; and

      WHEREAS, The Fund, on behalf of each Series, and the Manager desire to amend and restate the current Management
Agreement for each Series dated September 30, 2015.

      NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the Fund hereby appoints the Manager to act as investment adviser and manager of each Series, and the Manager agrees to act, perform or assume the responsibility therefore in the manner and subject to the conditions hereinafter set forth. The Fund will furnish the Manager from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing, if any.

1.	INVESTMENT ADVISORY SERVICES
The Manager will regularly perform the following services
for each Series:
(a)	Provide investment research, advice and supervision;
(b)	Provide investment advisory, research and statistical
facilities and all clerical services relating to research, statistical and investment work;
(c)	Furnish to the Board of Directors of the Fund (or any
appropriate committee of such Board), and provide
ongoing review, evaluation and revision from time to
time as conditions require of, a recommended
investment program for the portfolio of each Series of
the Fund consistent with each Series' investment
objective and policies, including any recommendation
for any combination or liquidation of Series;
(d)	Where applicable, based upon research, analysis and
due diligence, recommend to the Board of Directors of
the Fund one or more sub-advisers for a Series of the
Fund; regularly monitor and evaluate each
sub-adviser's performance, and recommend changes
to the sub-advisers in situations in which appropriate;
(e)	Implement such of its recommended investment
program for each Series as the Fund shall approve, by
placing orders for the purchase and sale of securities, subject always to the provisions of the Fund's Articles of Incorporation and Bylaws and the requirements of
the Investment Company Act of 1940, as amended
(the "1940 Act"), and the Fund's Registration
Statement, current Prospectus and Statement of
Additional Information, as each of the same shall be
from time to time in effect;
(f)	Advise and assist the officers of the Fund in taking
such steps as are necessary or appropriate to carry
out the decisions of its Board of Directors and any appropriate committees of such Board regarding the general conduct of the investment business of each
Series; and
(g)	Report to the Board of Directors of the Fund at such
times and in such detail as the Board may deem appropriate in order to enable it to determine that the investment policies of each Series are being observed.

2.	ACCOUNTING SERVICES
The Manager will provide all accounting services
customarily required by investment companies, in
accordance with the requirements of applicable laws, rules
and regulations and with the policies and practices of each Series as communicated to the Manager from time to time, including, but not limited to, the following:
(a)	Maintain fund general ledger and journal;
(b)	Prepare and record disbursements for direct
expenses of each Series;
(c)	Prepare daily money transfer;
(d)	Reconcile all bank and custodian accounts of each
Series;
(e)	Assist Fund independent auditors as appropriate;
(f)	Prepare daily projection of available cash balances;
(g)	Record trading activity for purposes of determining net
asset values and daily dividend;
(h)	Prepare daily portfolio valuation report to value
portfolio securities and determine daily accrued
income;
(i)	Determine the net asset value per share of each
Series daily or at such other intervals as the Fund may reasonably request or as may be required by law;
(j)	Prepare monthly, quarterly, semi-annual and annual
financial statements
(k)	Provide financial information for reports to the
Securities and Exchange Commission (the "SEC") in
compliance with the provisions of the 1940 Act and the Securities Act of 1933, as amended (the "Securities
Act"), the Internal Revenue Service and any other
regulatory or governmental agencies as required;
(l)	Provide financial, yield, net asset value, and similar
information to National Association of Securities
Dealers, Inc., and other survey and statistical
agencies as instructed from time to time by the Fund;
(m)	Investigate, assist in the selection of and conduct
relations with custodians, depositories, accountants,
legal counsel, insurers, banks and persons in any
other capacity deemed to be necessary or desirable
for the operations of each Series; and
(n)	Obtain and keep in effect fidelity bonds and directors
and officers/errors and omissions insurance policies for the Fund in accordance with the requirements of the 1940 Act and the rules thereunder, as such bonds and policies are approved by the Fund's Board of Directors.

3.	CORPORATE ADMINISTRATIVE SERVICES
The Manager will provide the following corporate
administrative services for the Fund:
(a)	furnish the services of such of the Manager's officers
and employees as may be elected officers or directors
of the Fund, subject to their individual consent to serve
and to any limitations imposed by law;
(b)	furnish office space, and all necessary office facilities
and equipment, for the general corporate functions of
the Fund (i.e., functions other than (i) underwriting and
distribution of the shares of each Series; (ii) custody of
the assets of each Series, (iii) transfer and paying
agency services; and (iv) corporate and portfolio
accounting services);
(c)	furnish the services of executive and clerical
personnel necessary to perform the general corporate
functions of the Fund;
(d)	design, develop, implement and regularly monitor
appropriate compliance processes; and
(e)	prepare, or provide oversight and review of the
preparation of, registration statements, shareholder reports and other disclosure materials and regulatory filings for each Series.

4.	RESERVED RIGHT TO DELEGATE DUTIES AND
SERVICES TO OTHERS
In each case, to the extent required by applicable law (i) subject to the prior approval of a majority of the Board of Directors of the Fund, including a majority of the Directors who are not interested persons (as defined in the 1940 Act) of the Manager, Principal Life Insurance Company, or the
Fund and, (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable Series, the Manager, in assuming responsibility for the various services as set forth in this Agreement, may
(a) enter into agreements with others for the performance of certain duties and services or (b) delegate the performance of some or all of such duties and services to Principal Life Insurance Company, or one or more affiliates thereof; provided, however, that (x) the entry into any such agreements shall not relieve the Manager of its duty to review and monitor the performance of such persons to the extent provided in the agreements with such persons or as determined from time to time by the Board of Directors and
(y) the entry into any such agreements in clause (a) or any such delegation in clause (b) shall not relieve the Manager of any of its obligations under this Agreement.

5.	EXPENSES BORNE BY THE MANAGER
The Manager will pay:
(a)	the organizational expenses of the Fund and its Series
and share classes, including the Fund's registration
under the 1940 Act, and the initial registration of its
Capital Stock for sale under the Securities Act with the
SEC;
(b)	Compensation of personnel, officers and directors
who are also affiliated with the Manager; and
(c)	Expenses and compensation associated with
furnishing office space, and all necessary office facilities and equipment, and personnel necessary to perform the general corporate functions of the Fund.

6.	COMPENSATION OF THE MANAGER BY FUND
For all services to be rendered and payments made as provided in Sections 1, 2 and 4 hereof, the Fund will accrue daily and pay the Manager monthly, or at such other intervals as the Fund and Manager may agree, a fee based on the average of the values placed on the net assets of each Series of the Fund as of the time of determination of the net asset value on each trading day throughout the month in accordance with Schedule 1 attached hereto.

Net asset value shall be determined pursuant to applicable provisions of the Articles of Incorporation of the Fund. If pursuant to such provisions the determination of net asset value is suspended, then for the purposes of this Section 5 the value of the net assets of each Series as last determined shall be deemed to be the value of the net assets for each day the suspension continues.

The Manager may, at its option, waive all or part of its compensation for such period of time as it deems necessary or appropriate.

7.	EXPENSES BORNE BY FUND
The Fund will pay, without reimbursement by the Manager, all expenses attributable to the operation of the Fund or the services described in this Agreement and not specifically identified in this Agreement as being paid by the Manager.

8.	AVOIDANCE OF INCONSISTENT POSITION
In connection with purchases or sales of portfolio securities for the account of each Series, neither the Manager nor any of the Manager's directors, officers or employees will act as a principal or agent or receive any commission.

9.	LIMITATION OF LIABILITY OF THE MANAGER
The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Manager's part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

10.	COPIES OF CORPORATE DOCUMENTS
The Fund will furnish the Manager promptly with properly certified or authenticated copies of amendments or supplements to its Articles of Incorporation or Bylaws. Also, the Fund will furnish the Manager financial and other corporate information as needed, and otherwise cooperate fully with the Manager in its efforts to carry out its duties and responsibilities under this Agreement.

11.	DURATION AND TERMINATION OF THIS AGREEMENT
This Agreement shall become effective with respect to a Series as of the corresponding date set forth on Schedule 2 to this Agreement, as may be amended from time to time, and, unless otherwise terminated with respect to such Series shall continue in effect thereafter for the initial term set forth on Schedule 2 to this Agreement, and thereafter from year to year, provided that in each case the continuance is specifically approved within the period required by the 1940 Act either by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Series and in either event by vote of a majority of the directors of the Fund who are not interested persons of the Manager, Principal Life Insurance Company, or the Fund cast in person at a meeting called for the purpose of voting on such approval. This Agreement may, on sixty days written notice, be terminated with respect to a Series at any time without the payment of any penalty, by the Board of Directors of the Fund, by vote of a majority of the outstanding voting securities of the Series, or by the Manager. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Section 10, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "interested person," "assignment," "voting security" and "majority of the outstanding voting securities") shall be applied.

12.	AMENDMENT OF THIS AGREEMENT
No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Series to which such amendment relates and by the vote of a majority of the directors who are not interested persons of the Manager, Principal Life Insurance Company or the Fund cast in person at a meeting called for the purpose of voting on such approval.

13.	ADDITIONAL SERIES
In the event the Fund establishes one or more Series after the effective date of this Agreement, such Series will become Series under this Agreement upon approval of this Agreement for such Series in the manner required by the 1940 Act and the amendment of Schedules 1 and 2 hereto.

14.	ADDRESS FOR PURPOSE OF NOTICE
Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notices. Until further notice to the other party, it is agreed that the address of the Fund and that of the Manager for this purpose shall be the Principal Financial Group, Des Moines, Iowa 50392-0200.

15.	MISCELLANEOUS
The captions in this Agreement are included for convenience of reference only, and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized.


PRINCIPAL FUNDS, INC.


By /s/ Beth C. Wilson
Beth C. Wilson,
Vice President & Secretary


By /s/ Adam U. Shaikh
Adam U. Shaikh,
Assistant Counsel


PRINCIPAL MANAGEMENT CORPORATION


By /s/ Michael J. Beer
Michael J. Beer,
President and Chief Executive Officer



SCHEDULE 1

Series
Management Fee as a Percentage
of Average Daily Net Assets

First
$500M
Next
$500M
Next
$1B
Next
$1B
Next
$1B
Next
$1B
Next
$9B
Over
$14B
SAM Balanced Portfolio*
0.55%
0.50%
0.45%
0.40%
0.35%
0.30%
0.25%
0.20%
SAM Conservative Balanced Portfolio*
0.55%
0.50%
0.45%
0.40%
0.35%
0.30%
0.25%
0.20%
SAM Conservative Growth Portfolio*
0.55%
0.50%
0.45%
0.40%
0.35%
0.30%
0.25%
0.20%
SAM Flexible Income Portfolio*
0.55%
0.50%
0.45%
0.40%
0.35%
0.30%
0.25%
0.20%
SAM Strategic Growth Portfolio*
0.55%
0.50%
0.45%
0.40%
0.35%
0.30%
0.25%
0.20%
*Breakpoints based on aggregate SAM Portfolio net assets

Series
Management Fee as a Percentage
of Average Daily Net Assets

First
$500M
Next
$500M
Next
$500M
Over
$1.5B
Blue Chip Fund
0.70%
0.68%
0.66%
0.65%
Credit Opportunities Explorer Fund
0.60%
0.58%
0.56%
0.55%
Dynamic High Yield Explorer Fund
0.65%
0.63%
0.61%
0.60%
EDGE MidCap Fund
0.75%
0.73%
0.71%
0.70%
Global Opportunities Equity Hedged Fund
1.10%
1.08%
1.06%
1.05%
Global Opportunities Fund
0.85%
0.83%
0.81%
0.80%
International Small Company Fund
1.05%
1.03%
1.01%
1.00%
MidCap Growth Fund
0.65%
0.63%
0.61%
0.60%
MidCap Growth Fund III
1.00%
0.96%
0.94%
0.92%
MidCap Value Fund III
0.65%
0.63%
0.61%
0.60%
Opportunistic Municipal Fund
0.50%
0.48%
0.46%
0.45%
Origin Emerging Markets Fund
1.20%
1.18%
1.16%
1.15%
Real Estate Debt Income Fund
0.55%
0.53%
0.51%
0.50%
SmallCap Fund
0.75%
0.73%
0.71%
0.70%
SystematEx International Fund
0.60%
0.58%
0.56%
0.55%
SystematEx Large Value Fund
0.40%
0.38%
0.36%
0.35%
Tax-Exempt Bond Fund
0.45%
0.43%
0.41%
0.40%

Series
Management Fee as a Percentage
of Average Daily Net Assets

First
$500M
Next
$500M
Next
$500M
Next
$500M
Next
$1B
Over
$3B
Diversified Real Asset Fund
0.85%
0.83%
0.81%
0.80%
0.79%
0.78%
Global Multi-Strategy Fund
1.60%
1.58%
1.56%
1.55%
1.54%
1.53%
Global Real Estate Securities Fund
0.90%
0.88%
0.86%
0.85%
0.84%
0.83%
Inflation Protection Fund
0.40%
0.38%
0.36%
0.35%
0.34%
0.33%
Overseas Fund
1.10%
1.08%
1.06%
1.05%
1.04%
1.03%
SmallCap Growth Fund I
1.10%
1.08%
1.06%
1.05%
1.04%
1.03%
Small-MidCap Dividend Income Fund
0.80%
0.78%
0.76%
0.75%
0.74%
0.73%
SmallCap Value Fund II
1.00%
0.98%
0.96%
0.95%
0.94%
0.93%

Series
Management Fee as a Percentage
of Average Daily Net Assets

First
$500M
Next
$500M
Next
$500M
Next
$500M
Next
$1B
Over
$3B
Core Plus Bond Fund
0.55
0.53
0.51
0.50
0.48
0.45
Diversified International Fund
0.90
0.88
0.86
0.85
0.83
0.80
Global Diversified Income Fund
0.80
0.78
0.76
0.75
0.73
0.70
High Yield Fund I
0.65
0.63
0.61
0.60
0.59
0.58
International Emerging Markets Fund
1.20
1.18
1.16
1.15
1.14
1.13
International Fund I
0.90
0.88
0.86
0.85
0.84
0.83
LargeCap Value Fund
0.45
0.43
0.41
0.40
0.39
0.38
LargeCap Value Fund III
0.80
0.78
0.76
0.75
0.73
0.70
LargeCap Growth Fund II
0.89
0.87
0.85
0.84
0.83
0.82
MidCap Blend Fund
0.65
0.63
0.61
0.60
0.59
0.58
MidCap Value Fund I
1.00
0.98
0.96
0.95
0.94
0.93
Money Market Fund
0.40
0.39
0.38
0.37
0.36
0.35
Preferred Securities Fund
0.75
0.73
0.71
0.70
0.69
0.68
Real Estate Securities Fund
0.85
0.83
0.81
0.80
0.79
0.78

Series
Management Fee as a Percentage
of Average Daily Net Assets

First
$500M
Next
$500M
Next
$1B
Next
$1B
Over
$3B
LargeCap Growth Fund
0.68%
0.65%
0.62%
0.58%
0.55%

Series
Management Fee as a Percentage
of Average Daily Net Assets

First
$250M
Next
$250M
Over
$500M
Equity Income Fund
0.60%
0.55%
0.50%

Series
Management Fee as a Percentage
of Average Daily Net Assets

First
$500M
Next
$500M
Over
$1B
Principal Capital Appreciation Fund
0.625%
0.500%
0.375%

Series
Management Fee as a Percentage
of Average Daily Net Assets

First
$2B
Next
$1B
Over
$3B
Income Fund
0.50%
0.44%
0.43%

Series
Management Fee as a Percentage
of Average Daily Net Assets

First
$2B
Over
$2B
Government & High Quality Bond Fund
0.50%
0.45%

Series
Management Fee as a Percentage
of Average Daily Net Assets

First
$250M
Over
$250M
High Yield Fund
0.625%
0.500%

Series
Management Fee as a Percentage
of Average Daily Net Assets

First
$1B
Over
$1B
California Municipal Fund
0.45%
0.40%

Series
Management Fee as a Percentage
of Average Daily Net Assets

First
$200M
Next
$300M
Over
$500M
Short-Term Income Fund
0.50%
0.45%
0.40%

Series
Management Fee as a Percentage
of Average Daily Net Assets
Bond Market Index Fund
0.25%
Capital Securities Fund
0.00%
International Equity Index Fund
0.25%
LargeCap S&P 500 Index Fund
0.15%
MidCap S&P 400 Index Fund
0.15%
Principal LifeTime 2010 Fund
0.03%
Principal LifeTime 2015 Fund
0.03%
Principal LifeTime 2020 Fund
0.03%
Principal LifeTime 2025 Fund
0.03%
Principal LifeTime 2030 Fund
0.03%
Principal LifeTime 2035 Fund
0.03%
Principal LifeTime 2040 Fund
0.03%
Principal LifeTime 2045 Fund
0.03%
Principal LifeTime 2050 Fund
0.03%
Principal LifeTime 2055 Fund
0.03%
Principal LifeTime 2060 Fund
0.03%
Principal LifeTime Strategic Income Fund
0.03%
Principal LifeTime Hybrid Income Fund
0.01%
Principal LifeTime Hybrid 2015 Fund
0.01%
Principal LifeTime Hybrid 2020 Fund
0.01%
Principal LifeTime Hybrid 2025 Fund
0.01%
Principal LifeTime Hybrid 2030 Fund
0.01%
Principal LifeTime Hybrid 2035 Fund
0.01%
Principal LifeTime Hybrid 2040 Fund
0.01%
Principal LifeTime Hybrid 2045 Fund
0.01%
Principal LifeTime Hybrid 2050 Fund
0.01%
Principal LifeTime Hybrid 2055 Fund
0.01%
Principal LifeTime Hybrid 2060 Fund
0.01%
Real Estate Allocation Fund
0.00%
SmallCap S&P 600 Index Fund
0.15%


SCHEDULE 2

Effective Date and Initial Term of Management Agreement for each Series

Series
Effective
Date
Initial Term
Blue Chip Fund
06/14/2012
One Year
Bond Market Index Fund
12/30/2009
One Year
California Municipal Fund
01/12/2007
One Year
Capital Securities Fund
03/14/2014
One Year
Core Plus Bond Fund
12/06/2000
One Year
Credit Opportunities Explorer Fund
09/10/2014
One Year
Diversified International Fund
12/06/2000
One Year
Diversified Real Asset Fund
03/16/2010
One Year
Dynamic High Yield Explorer Fund
09/10/2014
One Year
EDGE MidCap Fund
09/30/2015
One Year
Equity Income Fund
01/12/2007
One Year
Global Diversified Income Fund
12/15/2008
One Year
Global Multi-Strategy Fund
10/24/2011
One Year
Global Opportunities Equity Hedged
Fund
09/22/2015
One Year
Global Opportunities Fund
12/28/2012
One Year
Global Real Estate Securities Fund
10/01/2007
One Year
Government & High Quality Bond
Fund
01/12/2007
One Year
High Yield Fund
01/12/2007
One Year
High Yield Fund I
12/29/2004
One Year
Income Fund
01/12/2007
One Year
Inflation Protection Fund
12/29/2004
One Year
International Emerging Markets Fund
12/06/2000
One Year
International Equity Index Fund
12/30/2009
One Year
International Fund I
12/29/2003
One Year
International Small Company Fund
06/11/2014
One Year
LargeCap Growth Fund
12/06/2000
One Year
LargeCap Growth Fund I
12/06/2000
One Year
LargeCap Growth Fund II
12/06/2000
One Year
LargeCap S&P 500 Index Fund
12/06/2000
One Year
LargeCap Value Fund
12/06/2000
One Year
LargeCap Value Fund III
12/06/2000
One Year
MidCap Fund
12/06/2000
One Year
MidCap Growth Fund
12/06/2000
One Year
MidCap Growth Fund III
12/06/2000
One Year
MidCap S&P 400 Index Fund
12/06/2000
One Year
MidCap Value Fund I
12/29/2003
One Year
MidCap Value Fund III
12/06/2000
One Year
Money Market Fund
12/06/2000
One Year
Opportunistic Municipal Fund
06/14/2012
One Year
Origin Emerging Markets Fund
01/23/2015
One Year
Overseas Fund
09/30/2008
One Year
Preferred Securities Fund
05/01/2002
One Year
Principal Capital Appreciation Fund
01/12/2007
One Year
Principal LifeTime 2010 Fund
02/27/2001
One Year
Principal LifeTime 2015 Fund
02/29/2008
One Year
Principal LifeTime 2020 Fund
02/27/2001
One Year
Principal LifeTime 2025 Fund
02/29/2008
One Year
Principal LifeTime 2030 Fund
02/27/2001
One Year
Principal LifeTime 2035 Fund
02/29/2008
One Year
Principal LifeTime 2040 Fund
02/27/2001
One Year
Principal LifeTime 2045 Fund
02/29/2008
One Year
Principal LifeTime 2050 Fund
02/27/2001
One Year
Principal LifeTime 2055 Fund
02/29/2008
One Year
Principal LifeTime 2060 Fund
03/01/2013
One Year
Principal LifeTime Hybrid 2015 Fund
09/30/2014
One Year
Principal LifeTime Hybrid 2020 Fund
09/30/2014
One Year
Principal LifeTime Hybrid 2025 Fund
09/30/2014
One Year
Principal LifeTime Hybrid 2030 Fund
09/30/2014
One Year
Principal LifeTime Hybrid 2035 Fund
09/30/2014
One Year
Principal LifeTime Hybrid 2040 Fund
09/30/2014
One Year
Principal LifeTime Hybrid 2045 Fund
09/30/2014
One Year
Principal LifeTime Hybrid 2050 Fund
09/30/2014
One Year
Principal LifeTime Hybrid 2055 Fund
09/30/2014
One Year
Principal LifeTime Hybrid 2060 Fund
09/30/2014
One Year
Principal LifeTime Hybrid Income
Fund
09/30/2014
One Year
Principal LifeTime Strategic Income
Fund
02/27/2001
One Year
Real Estate Allocation Fund
12/31/2014
One Year
Real Estate Debt Income Fund
12/31/2014
One Year
Real Estate Securities Fund
12/06/2000
One Year
SAM Balanced Portfolio
01/12/2007
One Year
SAM Conservative Balance Portfolio
01/12/2007
One Year
SAM Conservative Growth Portfolio
01/12/2007
One Year
SAM Flexible Income Portfolio
01/12/2007
One Year
SAM Strategic Growth Portfolio
01/12/2007
One Year
Short-Term Income Fund
01/12/2007
One Year
SmallCap Fund
12/06/2000
One Year
SmallCap Growth Fund I
12/06/2000
One Year
SmallCap S&P 600 Index Fund
12/06/2000
One Year
SmallCap Value Fund II
06/01/2004
One Year
Small-MidCap Dividend Income Fund
06/06/2011
One Year
SystematEx International Fund
09/22/2015
One Year
SystematEx Large Value Fund
09/22/2015
One Year
Tax-Exempt Bond Fund
01/12/2007
One Year